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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                                                   EXHIBIT 10.16


                                 AMENDMENT A TO
                    PATENT LICENSE AGREEMENT (INTERNATIONAL)

      THIS AMENDMENT A TO PATENT LICENSE AGREEMENT (INTERNATIONAL) ("AMENDMENT A") is made and entered into effective as of June 16, 1997 (the "Amendment A Date"), by and between CALIPER TECHNOLOGIES CORP., a Delaware corporation having its principal place of business at 1275 California Avenue, Palo Alto, California 94304 ("Licensee"), and LOCKHEED MARTIN ENERGY RESEARCH CORPORATION ("LMER"), a Delaware corporation whose address for notices is Post Office Box 2009, Oak Ridge, Tennessee 37831-8242. Capitalized terms used in this Amendment A that are not otherwise defined herein shall have the same meanings as such terms arc defined in the Prior Agreement (as defined below).

                                    RECITALS

      A. Licensee and LOCKHEED MARTIN ENERGY SYSTEMS, INC. ("Energy Systems") entered into a Patent License Agreement dated September 1, 1995 (the "Prior Agreement"), under which Energy Systems granted to Licensee a sole commercial license outside the United States to manufacture, use, sell, or offer for sale Products.

      B. Energy Systems, by virtue of an assignment dated February 14, 1997, did assign its undivided right, title, and interest in the Proprietary Rights to LMER.

      C. The parties desire to amend the terms of the Prior Agreement to replace Energy Systems with LMER as licensor, to establish royalty rates on Products as contemplated in Exhibit B1 of the Prior Agreement; to alter the terms of Sublicense Royalties under Exhibit B2 of the Prior Agreement; to revise Section 6 pertaining to patent prosecution and reimbursement of patent costs; and to make one correction. The Prior Agreement, as amended by this Amendment A, shall constitute the "Agreement."

      NOW, THEREFORE, the parties agree as follows:

      I. AMENDMENT OF THE PRIOR AGREEMENT.

      The parties hereby agree to amend the terms of the Prior Agreement as of the Amendment A Date as provided below.

            1.1 ROYALTIES. The second paragraph of Exhibit B 1 of the Prior Agreement is hereby deleted and shall be replaced by the following provisions:

            "Licensee shall pay to LMER earned royalties on Net Sales of Products in the following amounts:

                  (a) Licensee shall pay to LMER a [*] royalty on Net Sales of Chips; provided, however that if Licensee must pay royalties to one or more third parties on sales of

      Chips ("Third Party Payments"), then the royalty to LMER on Chips shall be reduced by [*] of the Third Party Payments, but not lower than a minimum of [*] of Net Sales of Chips in any quarter. "Chips" shall mean chips consisting of a glass or polymer base with reservoirs, microchannels or similar features and a glass or polymer cover, which chips are covered by one or more Claims of the Proprietary Rights licensed hereunder.

                  (b) Licensee shall pay to LMER a [*] royalty on Net Sales of Products other than Chips.

            1.2 SUBLICENSE ROYALTIES. Exhibit B2 of the Prior Agreement is hereby amended to delete the last sentence of the first paragraph, so such paragraph will read in its entirety as follows:

                  "In order to maximize the commercialization of the "Products" and LMER's overall income from this Agreement, Licensee may grant sublicenses to third parties under which Licensee agrees to pay LMER a "Sublicense Royalty" of [*] percent [*] of the total "Sublicensing Revenue" owed Licensee under said sublicenses."

            1.3 PATENT PROSECUTION AND COSTS. Article 6 of the Prior Agreement is hereby amended to read in its entirety as follows:

                  "6. PATENT PROSECUTION.

                        6.1 LMER shall, during the term of this Agreement, seek patent protection for the Proprietary Rights listed in Exhibit A. The securing of patent protection for all Proprietary Rights shall be the sole responsibility and at the sole discretion of LMER; provided, however that
      (i) Licensee shall have a reasonable opportunity to review and comment on patent filings in advance and to consult and cooperate with LMER in securing patent protection, and (ii) LMER will timely keep Licensee advised of the status of such prosecution and maintenance by providing Licensee with copies of all official communications, amendments and responses with respect to the patent applications and patents contained in the Proprietary Rights. Licensee may request and LMER, at its sole discretion, may seek patent extension for patents licensed under the Proprietary Rights listed in Exhibit A, under such applicable laws and regulations where such patent extension rights are available currently or are available in the future. In the event that LMER elects to abandon a patent application included in the Proprietary Rights or elects not to seek an extension of a patent included in the Proprietary Rights, it will so notify Licensee at least ninety (90) days prior to any applicable deadline. Upon receipt of such notice, and to the extent allowed by the LMER Prime Contract with DOE, Licensee may, following written notice to LMER, seek, at its own expense, a waiver from DOE to continue the prosecution of such application or extend such application at Licensee's expense.

                        6.2 [*], relating to the securing of patent protection for the Proprietary Rights after the Amendment A Date ("Patent Costs") shall be the responsibility of Licensee. LMER shall bill Licensee for [*], and Licensee shall [*] LMER within thirty (30) days of receipt of the invoice."

            1.4 CORRECTIONS.


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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      In the Prior Agreement, replace every occurrence of the term "Lockheed
Martin Energy Systems, Inc." with the term "Lockheed Martin Energy Research Corporation".

      In the Prior Agreement, replace every occurrence of the term "Energy Systems, Inc." with the term "LMER".

      In the Prior Agreement, replace every occurrence of the term "DE-AC05-84OR21400" with the term "DE-AC05-96OR22464."

      In the first line of Section 7.3 of the Prior Agreement, the cross reference to Section 6.2 is hereby amended to refer to Section 7.2 instead.

      II. MISCELLANEOUS.

            2.1 NO OTHER CHANGES. Except as expressly provided in this Amendment A, all terms of the Prior Agreement shall remain in full force and effect.

            2.2 COUNTERPARTS. This Amendment A may be executed in two or more counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Amendment A in duplicate originals by their authorized officers as of the date and year first above written.


                                    LOCKHEED MARTIN ENERGY RESEARCH CORPORATION

                                    By:    /s/  William R. Martin
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------
                                    Date:  6/16/97
                                           -------------------------------------

                                    CALIPER TECHNOLOGIES CORPORATION

                                    By:    /s/ Michael R. Knapp
                                           -------------------------------------
                                    Name:  Michael R. Knapp
                                           -------------------------------------
                                    Title: VP Science & Technology
                                           -------------------------------------
                                    Date:  6-23-97
                                           -------------------------------------

                                    LOCKHEED MARTIN ENERGY SYSTEMS,
                                        INCORPORATION


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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

                                    By:    /s/  William R. Martin
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------
                                    Date:  6/16/97
                                           -------------------------------------


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                    SOLE COMMERCIAL PATENT LICENSE AGREEMENT

      THIS AGREEMENT, made effective on the 1st day of September, 1995, by and between LOCKHEED MARTIN ENERGY SYSTEMS, INC., (hereinafter "Energy Systems"), a corporation organized and existing under the laws of the State of Delaware and whose address for notices is Post Office Box 2009, Oak Ridge, Tennessee 37831-8242, and CALIPER TECHNOLOGIES, CORP. (hereinafter "Licensee"), a corporation organized and existing under the laws of the State of Delaware and whose address for notices is 1020 Prospect Street, Suite 405, La Jolla, California 92037. Energy Systems and Licensee are herein after referred to as the "Party" or "Parties."

                                    WITNESS:

      A. Energy Systems, pursuant to Contract No. DE-AC05-84OR21400 (hereinafter "Prime Contract") with the United States Government as represented by the Department of Energy (hereinafter "DOE") has developed and/or obtained rights to Proprietary Rights relating to Products, as defined below, subject to the DOE non-exclusive, nontransferable, irrevocable, paid-up license for the United States Government and certain march-in rights and any other conditions of waivers granted by the DOE; and

      B. Licensee desires to obtain rights, outside the United States, under Energy Systems' Proprietary Rights.

      C. This Agreement supersedes the patent license agreement between Energy Systems and Caliper Microanalytic Systems, Inc., effective February 14, 1995, and any obligations contained in said agreement.

      THEREFORE, in consideration of the foregoing premises, covenants and agreements contained herein, the Parties hereto agree to be bound as follows:

1. DEFINITIONS

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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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1.1 "Affiliate" shall mean any entity which controls, is controlled by or is under common control with Licensee, where "control" means beneficial ownership of more than fifty percent (50%) of the outstanding shares or securities.

1.2 "Proprietary Rights" shall mean all inventions or discoveries covered by the claims and specifications in the Energy Systems PCT filing listed in Exhibit A attached hereto and hereby incorporated into this Agreement by reference and any and all patents issuing on any such patent application, including, without limitation, all continuations, continuations-in-part, divisions, reissues, reexaminations and temporal extensions of any of the foregoing.

1.3 "Products" shall mean any and all products manufactured, used, sold or transferred by Licensee, or manufactured, used or sold by Licensee's Affiliates or "Sublicensee(s)," covered by one or more Claims, including Dominant Claims as defined below, of the Proprietary Rights licensed hereunder.

1.4 "Dominant Claims" shall mean claims [*] of the PCT filing set forth in Exhibit A and included in the Proprietary Rights, pending on the date of execution of this Agreement.

1.5 "Other Field" shall mean the field of "Analysis of Nucleic Acids for Diagnostic Applications and Non-Electrophoretic Means of Gene Discovery."

1.6 "Net Sales" shall mean the total amounts received by Licensee and its Affiliates for the commercial sale of Products by Licensee or its Affiliates, less allowances for returns of Products, discounts, commissions, allowances actually granted (including any allowances for bad debt), transportation and delivery charges, including insurance premiums, and excise or other taxes on Products. Net Sales in the case of Products used or transferred by Licensee shall mean the fair market value of Products as if they were sold to an unrelated third party in similar quantities. It is the Parties' intention that "Net Sales" will not include any transfer of Products to any Affiliate, unless the Affiliate is the end user of such Products.

      With respect to any product that is developed and sold by Licensee or its Affiliates and is comprised in part of one or more Products and of one or more other products or parts which could be sold separately (a "Combination Product"), Net Sales shall be determined by


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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multiplying the amounts received by Licensee or its Affiliates attributable to
Combination Products by a fraction, the numerator of which is the fair market value of the Product included in the Combination Product, and the denominator of which is the sum of the fair market value of such Product and the fair market value of the products or parts which are not Products. Whenever possible, the fair market value of the Product included in the Combination Product will be the market price at which such Product is sold on a stand-alone basis; provided that fair market value shall be determined reasonably and in good faith by Licensee in the event that no market price is available.

1.7 "New Developments" shall mean any improvements based on the Proprietary Rights, and any inventions or discoveries in the field of miniaturization of instrumentation for analysis and synthesis by the inventor of the Proprietary Rights, which are designed to be used in combination with Products based on the Proprietary Rights herein. These do not include improvements, inventions or discoveries for which the title to same may be elected by another company under existing Energy Systems policies, unless such rights revert to Energy Systems and are applicable to the definition of "New Developments" as defined in this paragraph.

1.8 "Sublicensee" shall mean third parties (other than Affiliates) to whom Licensee has granted a sublicense.

1.9 "Sublicensing Revenue" shall mean the amount actually paid to Licensee by a Sublicensee, in consideration for the sublicense, including any license fees, royalties and milestone payments. Sublicensing Revenue shall not mean research and development support payments (other than in consideration for the Proprietary Rights) and any payments to Licensee by a Sublicensee to compensate Licensee for the grant of rights to any other intellectual property of Licensee.

1.10 "Claim" shall mean a pending claim of the patent application within the Proprietary Rights or a claim of an issued and unexpired patent within the Proprietary Rights that has not


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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been held unenforceable, unpatentable, or invalid by a decision of a court of competent jurisdiction, and that has not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

2. GRANTS

2.1 Subject to the terms and conditions of this Agreement, Energy Systems hereby grants to Licensee and its Affiliates, outside the United States, the exclusive (non-governmental) commercial right and license to manufacture, use, sell or offer for sale Products, with the right to grant sublicenses in all fields, excluding the "Other Field" as defined herein under the same non-financial terms and conditions as this license for a Sublicense Royalty as provided in Exhibit B2 hereof. Licensee agrees to provide Energy Systems a copy of each sublicense granted prior to the effective date thereof.

2.2 For a period of [*] from the time Energy Systems notifies Licensee, in writing, of any New Development (as limited by the definition in 1.7 above), Licensee shall have the right of first refusal to negotiate in good faith, with Energy Systems, the same right and license for any New Development. During this period, the Parties will exclusively negotiate with each other. If the Parties are unable to reach agreement during this period, Energy Systems will have the right, during an additional [*] period, to execute a license with a third party or parties, on terms which are no more favorable than those last offered to Licensee by Energy Systems during the initial period. If a license agreement is not reached with a third party or parties by Energy Systems for any New Development, Energy Systems agrees to offer Licensee more favorable terms than those initially offered.

2.3 In the event that [*]. Energy Systems shall so notify Licensee, and Licensee shall have the right to [*], upon payment to Energy Systems of an amount equal to [*], and, by amendment of Exhibit B, the [*] agreed to in this Agreement by Licensee. Such [*] shall occur to the extent that the [*].

2.4 Energy Systems hereby agrees not to grant to any other party right and license to Proprietary Rights in accordance with the three above paragraphs, as long as Licensee abides


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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by the terms and conditions of this Agreement, unless required to so grant such right and license in accordance with Federal Statutory or Regulatory enactments conditioning the waiver of rights to Energy Systems by the DOE, particularly as set forth in 41 CFR 9-9.109-(6)i; 10 CFR Part 781; or 37 CFR Part 404.

2.5 Licensee agrees that any Products for use or sale in the United States shall be manufactured substantially in the United States.

2.6 Licensee agrees to affix appropriate markings of the applicable Energy Systems Proprietary Rights (and the fact that Energy Systems was the source of these rights) upon or in association with Licensee's Products and Licensee agrees to use its best efforts to follow any guidance from Energy Systems concerning such markings.

2.7 Should Licensee fail to meet the developmental commitments described in Exhibit C, Energy Systems shall have the option, to be exercised on [*] written notice to Licensee at any time during the [*] period following the date that such developmental commitment was to be achieved, to convert this license grant to a non-exclusive license. Energy Systems agrees to negotiate with Licensee, in good faith, a lower royalty rate for such non-exclusive license, than the rate contained in Exhibit B. Furthermore, such royalty rate shall [*].

3. ROYALTIES AND COMMERCIALIZATION PLAN

3.1 In consideration of the right and license granted herein, Licensee agrees to the provisions of Exhibit B and Exhibit C attached hereto and hereby incorporated herein by reference.

3.2 No royalties shall be owing on any Products produced for or under any Federal governmental agency contract pursuant to the DOE non-exclusive license for Federal governmental purposes but only to the extent that Licensee can show that the Federal government received a discount on Product sales which discount is equivalent to or greater than the amount of any such royalty that would otherwise be due. Any sales for Federal governmental purposes shall be reported under the Records and Reports Section herein below by providing: (a) a Federal government contract number; (b) identification of the


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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
Federal government agency; and (c) a description as to how the benefit of the royalty-free sale was passed onto the Federal government.

3.3 The royalty provisions of Exhibit B shall be [*].

3.4 Upon termination of this Agreement for any reason whatsoever, any royalties that remain unpaid, and any pro-rata portion that is due Energy Systems per
Article 10.6, shall be properly reported and paid to Energy Systems within thirty (30) days of any such termination.

3.5 In the event Licensee is required to withhold taxes under the laws of any foreign country for the account of Energy Systems, then such payments will be made by Licensee on behalf of Energy Systems to the appropriate governmental authority, and Licensee shall furnish proof of payment of such tax together with official or other appropriate evidence issued by the appropriate government authority. Any such tax actually paid on Energy Systems' behalf shall be deducted from royalty payments then due and owing Energy Systems.

4. RECORDS AND REPORTS

4.1 Licensee agrees to keep adequate records of Licensee, its Affiliates and Sublicensees in sufficient detail to enable royalties and Sublicensing Revenue payable hereunder to be determined and to provide such records for inspection by authorized representatives of Energy Systems, with reasonable notice, at any time during regular business hours of Licensee up to a maximum of two times per calendar year. Licensee agrees that any additional records of Licensee, its Affiliates and Sublicensees as Energy Systems may reasonably determine are necessary to verify the above records, shall also be provided to Energy Systems for inspection. If the audit discloses that Energy Systems was underpaid royalties by at least five percent (5.0%) for any calendar half-year, then Licensee shall reimburse Energy Systems for any documented and reasonable Energy Systems costs associated with the audit, together with an amount equal to the additional royalties to which Energy Systems is entitled as disclosed by the audit.


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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4.2 Beginning in calendar year 1997, and within thirty (30) calendar days after the close of each calendar half-year during the term of this Agreement (i.e., January 31 and July 31), Licensee will furnish Energy Systems a written report providing: (a) all Net Sales outside of the United States in U.S. Dollars during the preceding calendar half-year period, including any Federal governmental agency under section 3.2 herein above, if none so indicate; (b) amount of royalties due in U.S. Dollars for the preceding calendar half-year period pursuant to the provisions hereof; and (c) payment of the royalties due in U.S. Dollars payable to the order of Lockheed Martin Energy Systems, Inc., pursuant to the report to be transmitted in accordance with the "Notices" section of this Agreement herein below.

4.3 Should Licensee fail to make any payment to Energy Systems within the time period prescribed for such payment, then the unpaid amount shall bear interest at the rate of one and one half percent (1.5%) per month from the date when payment was due until payment in full, with interest, is made.

5. TECHNICAL ASSISTANCE

5.1 Energy Systems agrees, upon the written request of Licensee, to assist Licensee in obtaining necessary DOE approvals for technical assistance at Energy Systems' facilities under appropriate agreements. The cost of such technical assistance shall be paid for by the Licensee.

5.2 Energy Systems agrees to permit its employees, within Energy Systems' corporate policy guidelines then in effect and subject to DOE requirements then in effect, to provide consulting services to Licensee with reference to Licensee's use and commercial exploitation of the Proprietary Rights as contemplated herein. Licensee shall make payment directly to the individual consultant(s) for all such services.

6. PATENT PROSECUTION

6.1 Energy Systems shall have full control over prosecution and maintenance of the patent applications and patents contained in the Proprietary Rights. Energy Systems will use, at its sole discretion, reasonable efforts to establish patent protection for the information,


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


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inventions and discoveries included in the Proprietary Rights and will timely keep Licensee advised of the status of such prosecution and maintenance by providing Licensee with copies of all official communications, amendments and responses with respect to the patent applications and patents contained in the Proprietary Rights. In addition, with respect to New Developments which are licensed by Energy Systems to Licensee, Licensee may offer, at its own expense, assistance to Energy Systems in the drafting of claims and specifications. In the event that Energy Systems elects to abandon a patent application included in the Proprietary Rights, it will so notify Licensee within ninety (90) days of its proposed abandonment. Upon receipt of such notice, and to the extent allowed by the Energy Systems Prime Contract with DOE, Licensee may, following written notice to Energy Systems, seek, at its own expense, a waiver from DOE to continue the prosecution of such application at Licensee's expense.

6.2 Energy Systems agrees to expend up to [*] U.S. Dollars [*] for foreign patenting expenses associated with the Proprietary Rights of Exhibit A. Additional expenditures associated with such expenses will be incurred by Licensee by reimbursement to Energy Systems within 30 days of Licensee's receipt of such documented and previously agreed upon foreign patenting expenses by Energy Systems.

7. INFRINGEMENT BY THIRD PARTIES

7.1 Licensee shall give notice of any discovered or threatened third-party infringement of Proprietary Rights to Energy Systems. In the event that Energy Systems does not take appropriate action to stop or prevent such infringement [
* ] after receiving such notice and diligently pursue such action, Licensee has the right to take appropriate action to stop and prevent the infringement, including the right to file suit.

7.2 Except for any liability resulting from any negligent acts or omissions of Energy Systems, in the event that Licensee files suit to stop infringement or defends any action against the validity of the patent, [*].


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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7.3 Licensee may, however, [*] under the terms of this Agreement at such time as
[*] are reported to Energy Systems in accordance with the Records and Reports Section herein above.

7.4 All recoveries, damages and awards, [*]. To the extent Licensee's recoveries, damages and awards [*]. In such event, Licensee will provide [*].

7.5 The Parties hereby agree to cooperate with each other in the prosecution of any such legal actions or settlement actions undertaken under this section and each will provide to the other all pertinent data in its possession which may be helpful in the prosecution of such actions; provided, however, that [*] in providing data and other information necessary to the conduct of the action.

7.6 The Party having filed such action [*], except that any settlement which affects or admits issues of patent validity shall require the advance written approval of Energy Systems.

7.7 In the event any Product becomes the subject of a claim for patent or other proprietary-right infringement anywhere in the world by virtue of the incorporation of the Proprietary Rights herein, the Parties shall promptly give notice to the other and meet to consider the claim and the appropriate course of action. Licensee shall have the right to conduct the defense of any such suit brought against Licensee and shall have the sole right and authority to settle any such suit, [ * ]. Energy Systems shall cooperate with Licensee, as reasonably requested by Licensee, in connection with defense of such claim, at Licensee's expense.

8. REPRESENTATIONS AND WARRANTIES

8.1 Energy Systems represents and warrants that Exhibit A contains a complete and accurate listing of all the Proprietary Rights licensed and that Energy Systems has the right to grant the rights, licenses, and privileges granted herein.


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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
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8.2 Energy Systems represents and warrants that there are no claims of infringement filed against Energy Systems for practicing the Exhibit A Proprietary Rights anywhere in the world.

8.3 Except as set forth herein above, Energy Systems makes NO REPRESENTATIONS OR WARRANTIES, express or implied, with regard to the infringement of proprietary rights of any third party.

8.4 Licensee acknowledges that the export of any of the Proprietary Rights from the United States or the disclosure of any of the Proprietary Rights to a foreign national may require some form of license from the U.S. Government. Failure to obtain any required export licenses by Licensee may result in Licensee subjecting itself to criminal liability under U.S. laws.

9. DISCLAIMERS

9.1 Neither Energy Systems, the DOE, nor persons acting on their behalf will be responsible for any injury to or death of persons or other living things or damage to or destruction of property or for any other loss, damage, or injury of any kind whatsoever resulting from Licensee's manufacture, use, or sale of materials, information, or Proprietary Rights hereunder. In no event will Energy Systems, the DOE, or any person acting on behalf of any of them be liable for any incidental, special or consequential damages resulting from the license granted pursuant to this Agreement or the use or commercial development of the Proprietary Rights.

9.2 EXCEPT AS SET FORTH HEREINABOVE, NEITHER ENERGY SYSTEMS, THE DOE, NOR PERSONS ACTING ON THEIR BEHALF MAKE ANY WARRANTY, EXPRESS OR IMPLIED: (1) WITH RESPECT TO THE MERCHANTABILITY, ACCURACY, COMPLETENESS, OR USEFULNESS OF ANY SERVICES, MATERIALS, OR


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INFORMATION FURNISHED HEREUNDER; (2) THAT THE USE OF ANY SUCH SERVICES,
MATERIALS, OR INFORMATION WILL NOT INFRINGE PRIVATELY OWNED RIGHTS; (3) THAT THE SERVICES, MATERIALS, OR INFORMATION FURNISHED HEREUNDER WILL NOT RESULT IN INJURY OR DAMAGE WHEN USED FOR ANY PURPOSE: OR (4) THAT THE SERVICES, MATERIALS, OR INFORMATION FURNISHED HEREUNDER WILL ACCOMPLISH THE INTENDED RESULTS OR ARE SAFE FOR ANY PURPOSE, INCLUDING THE INTENDED OR PARTICULAR PURPOSE. FURTHERMORE, ENERGY SYSTEMS AND THE DOE HEREBY SPECIFICALLY DISCLAIM ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, FOR ANY PRODUCTS MANUFACTURED, USED, OR SOLD BY LICENSEE. NEITHER ENERGY SYSTEMS NOR THE DOE SHALL BE LIABLE FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES IN ANY EVENT.

9.3 Licensee agrees to indemnify Energy Systems, the DOE, and persons acting on their behalf for all damages, costs, and expenses, including attorneys' fees, arising from, but not limited to, [*].

10. TERM OF AGREEMENT AND EARLY TERMINATION

10.1 This Agreement shall extend from the effective date of this Agreement to the date of expiration of the last-to-expire of the patents which arise from the Proprietary Rights of Exhibit A, on a country-by-country basis. This Agreement is subject to early termination as set forth herein below and the terms and conditions set forth in Exhibit B and Exhibit C attached hereto and hereby incorporated into this Agreement by reference thereto.

10.2 Either Party shall have the right to terminate this Agreement without judicial resolution upon written notice to the other after a breach of any provision by the other Party has gone uncorrected for sixty (60) days after the other Party has been notified in writing of such breach. Practice of the licensed Proprietary Rights outside the scope of the grant by Licensee, its Affiliates, and Sublicensees shall be an uncorrectable breach of this Agreement and this Agreement may be terminated upon written notice thereof by Energy Systems.

10.3 This Agreement shall terminate automatically upon the extinguishment of all of the Exhibit A Proprietary Rights, for any reason, but only after the time for appealing said extinguishment has expired.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

10.4 Licensee shall provide notice to Energy Systems of its intention to file a voluntary petition in bankruptcy or of another party's intention to file an involuntary petition in bankruptcy for Licensee, said notice to be received by Energy Systems at least thirty (30) days prior to filing such a petition. Licensee's failure to provide such notice to Energy Systems of such intentions shall be deemed a material, pre-petition, incurable breach of this Agreement.

10.5 Licensee agrees that this Agreement shall automatically terminate upon any attempt by Licensee to offer Licensee's rights under this Agreement as collateral to a third party.

10.6 Licensee may terminate this Agreement without further payment upon written notice to Energy Systems, if such notice is received by Energy Systems on or before December 31, 1995. On any decision to terminate, made after December 31, 1995, Licensee agrees to pay Energy Systems the pro rata portion of the next payment obligation that is due. Such portion of the next payment obligation due shall be based on a period which ends sixty days after Licensee submits, to Energy Systems, a written notice of termination.

10.7 Termination under any of the provisions of this Article of the license granted to Licensee in this Agreement shall terminate all sublicenses which may have been granted by Licensee, provided that any Sublicensee may elect to continue its sublicense by advising Energy Systems in writing, within sixty (60) days of the Sublicensee's receipt of written notice of such termination, of its election, and of its agreement to assume, in respect to Energy Systems, all the obligations (including obligations for payment) contained in its sublicensing agreement with Licensee. Any sublicense granted by Licensee shall contain provisions corresponding to those of this paragraph respecting termination and the conditions of continuance of sublicenses.

11. RIGHTS OF PARTIES AFTER TERMINATION

11.1 Neither Party shall be relieved of any obligation or liability under this Agreement arising from any act or omission committed prior to the effective date of such termination. In the event of expiration of this Agreement or termination of this Agreement for any reason


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

whatsoever, the rights and obligations of the Parties under Sections 8.1, 8.2, 10 and 12 shall survive any expiration or termination of this Agreement.

11.2 From and after any termination of this Agreement, Licensee shall have the right to sell any Products that Licensee had already manufactured prior to termination, provided that all royalties and reports required herein above shall be timely submitted to Energy Systems.

11.3 From and after any termination of this Agreement, Licensee shall not manufacture, nor have manufactured any Products pursuant to this Agreement.

11.4 The rights and remedies granted herein, and any other rights or remedies which the Parties may have, either at law or in equity, are cumulative and not exclusive of others. On any termination, Licensee shall duly account to Energy Systems and transfer to it all rights to which Energy Systems may be entitled under this Agreement.

12. CONFIDENTIALITY

12.1 The Parties agree that during the term of this Agreement and for a period of three (3) years after it terminates, a Party receiving information of the other Party, which is marked "confidential," will not use or intentionally disclose such confidential information to any third party without prior written consent of the disclosing Party, except to those necessary to enable the Parties to perform under this Agreement or as may be required by the Energy Systems Prime Contract with the DOE under the same restrictions as set forth herein.

12.2 A Party shall have no obligations with respect to any portion of such confidential information of the other Party which:

a) is publicly disclosed through no fault of any Party hereto, either before or after it becomes known to the receiving Party; or

b) was known to the receiving Party prior to the date of this Agreement which knowledge was acquired independently and not from the other Party; or

c) is subsequently disclosed to the receiving Party in good faith by a third party which has a right to make such a disclosure; or

d) has been published by a third party as a matter of right; or


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

e) is subsequently independently invented or discovered by the receiving Party without reference to the other Party's confidential information.

13. FORCE MAJEURE

13.1 No failure or omission by Energy Systems or by Licensee in the performance of any obligation under this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from acts of God, acts or omissions of any government or agency thereof, compliance with requests, recommendations, rules, regulations, or orders of any governmental authority or any office, department, agency, or instrumentality thereof, fire, storm, flood, earthquake, accident, acts of the public enemy, war, rebellion, insurrection, riot, sabotage, invasion, quarantine, restriction, transportation embargoes, or failures or delays in transportation.

14. NOTICES

14.1 All notices and reports shall be addressed to the Parties hereto as follows:

      If to Energy Systems:
      Business Manager, Technology Transfer           Facsimile No.:
      Lockheed Martin Energy Systems, Inc.            (615) 576-9465
      701 Scarboro Road                               Verify No.:
      Oak Ridge, Tennessee  37831-8242                (615) 574-4193

      If to Licensee:
      President                                       Facsimile No.
      Caliper Technologies Corp.                      (619) 454-5329
      1020 Prospect Street, Suite 405                 Verify No.:
      La Jolla, California  92037                     (619) 454-3803

14.2 All minimum and royalty payments due Energy Systems shall be sent to:

      Lockheed Martin Energy Systems, Inc.
      Department 888058
      Knoxville, Tennessee  37995-8058


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

14.3 Any notice, report or any other communication required or permitted to be given by one Party to the other Party by this Agreement shall be in writing and either (a) served personally on the other Party, (b) sent by express, registered or certified first-class mail, postage prepaid, addressed to the other Party at its address as indicated above, or to such other address as the addressee shall have previously furnished to the other Party by proper notice, (c) delivered by commercial courier to the other Party, or (d) sent by facsimile to the other Party at its facsimile number indicated above or to such other facsimile number as the Party shall have previously furnished to the other Party by proper notice, with machine confirmation of transmission.

15. NON-ABATEMENT OF ROYALTIES

15.1 Energy Systems and Licensee acknowledge that certain of the Proprietary Rights may expire prior to the conclusion of the term of this Agreement; however, Energy Systems and Licensee agree that the royalty rates provided for herein above shall be uniform and undiminished except pursuant to this Agreement.

16. WAIVERS

16.1 The failure of either Party at any time to enforce any provisions of this Agreement or to exercise any right or remedy shall not be construed to be a waiver of such provisions or of such rights or remedy or the right of either Party thereafter to enforce each and every provision, right or remedy.

17. MODIFICATIONS

17.1 It is expressly understood and agreed by the Parties hereto that this instrument contains the entire agreement between the Parties with respect to the subject matter hereof and that all prior representations, warranties, or agreements relating hereto have been merged into this document and are thus superseded in totality by this Agreement. This Agreement may be amended or modified only by a written instrument signed by the duly authorized representatives of both of the Parties.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

18. HEADINGS

18.1 The headings for the sections set forth in this Agreement are strictly for the convenience of the parties hereto and shall not be used in any way to restrict the meaning or interpretation of the substantive language of this Agreement.

19. LAW

19.1 This Agreement shall be construed according to the laws of the State of Tennessee and the United States of America.

20. ASSIGNMENT

20.1 Upon timely written approval by Energy Systems, not to be unreasonably withheld, Licensee may assign this Agreement and the rights of Licensee thereunder to any of its Affiliates, any purchaser of all or substantially all of its assets or to any successor corporation, including a successor corporation resulting from any merger or consolidation of Licensee with or into such corporation. Any assignee of Licensee must abide by the terms and conditions of this Agreement, in conformance with all Energy Systems obligations to DOE under the Prime Contract. Upon written notice to Licensee, Energy Systems may transfer its Administration of this Agreement to DOE or its designee, and Energy Systems shall have no further responsibilities except for the confidentiality and/or non-disclosure obligations of this Agreement.

21. SEVERABILITY

21.1 If any term, condition or provision of this Agreement is held to be unenforceable other than as provided in Article 13, all other terms, conditions, and provisions of this Agreement shall be deemed valid and enforceable to the extent possible.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed in their respective names by their duly authorized representatives.

"ENERGY SYSTEMS"

LOCKHEED MARTIN ENERGY SYSTEMS, INC.

By:     /s/ William R. Martin
        ------------------------------------
Name (typed):  Mr. William R. Martin
               -----------------------------
Title:  Vice President, Technology Transfer
        ------------------------------------
Date:   1 Sept 95
        ------------------------------------


"LICENSEE"

CALIPER TECHNOLOGIES, CORP.

By:     /s/ Lawrence A. Bock
        ------------------------------------
Name (typed): Lawrence A. Bock
               -----------------------------
Title:  President
        ------------------------------------
Date:   September 1, 1995
        ------------------------------------


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                          EXHIBIT A, PROPRIETARY RIGHTS


[*].


Initials:

Energy Systems: /s/  WRM
                ---------------------------
Date:           1 Sept 95
                ---------------------------
Licensee:       /s/  LAB
                ---------------------------
Date:           September 1, 1995
                ---------------------------


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                    EXHIBIT B1, EXECUTION FEE, ROYALTIES AND
                        MINIMUM ANNUAL ROYALTIES AMOUNTS

      In consideration of the rights and licenses granted herein, Licensee agrees to pay Energy Systems an up-front fee of [*] U.S. Dollars [*], with a payment of [*] on execution of the Agreement, and [*] on the six-month anniversary date of execution.

      The royalty rate shall not exceed [*] Percent [*] of Net Sales of Products. Energy Systems agrees to negotiate with Licensee in good faith, a lower royalty rate, provided adequate and documented justification for a lower royalty rate is supplied to Energy Systems by Licensee. Such royalty rate shall not be less than [*] Percent [*] of Net Sales of Products.

      Licensee shall be entitled to credit [*] percent [*] of any royalty paid to a non-Affiliate third party by Licensee in order for Licensee to be able to make, use, and sell Products against the royalty payable in this Exhibit B herein above; provided that in no event will the royalty payable in this Exhibit B herein above be reduced by more than [*] percent [*] in any quarter as a result of the credit available to Licensee under this paragraph.

      The minimum annual royalties shall be calculated as follows:

      If, by the third anniversary date of execution, the royalties on Net Sales of Products shall not equal the minimum annual royalty amount of [*] U.S. Dollars [*], then Licensee shall pay the difference between the amount of actual royalties paid and the minimum annual royalty within thirty (30) days of said anniversary date.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      If, by the [*] anniversary date of execution, and each anniversary date thereafter, a U.S. Patent with Dominant Claims [*], based on the Proprietary Rights of Exhibit A, has issued, Licensee shall pay Energy Systems the minimum annual royalty amount of [*] or royalties on actual Net Sales of Products, whichever amount is greater. If such U.S. patent issuance does not occur by the [*] anniversary date of execution, the minimum annual royalty amount will remain at [*]. Such a payment requirement will automatically increase to a [ * ] annual minimum royalty amount, due on yearly anniversary dates, beginning with the execution anniversary date of the year in which such patent issuance, with the issuance of Dominant claims [*], occurs.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                        EXHIBIT B2, SUBLICENSE ROYALTIES

      In order to maximize the commercialization of the "Products" and Energy Systems' overall income from this Agreement, Licensee may grant sublicenses to third parties under which Licensee agrees to pay Energy Systems a "Sublicense Royalty" of [*] percent [*] of the total "Sublicensing Revenue" owed Licensee under said sublicenses. In no event shall the sum of "Sublicensing Royalty" and royalty on Licensee's Net Sales paid to Energy Systems by Licensee be less than the royalty Energy Systems would have received from Licensee's Net Sale of Products.

                                     NOTICE

      THIS EXHIBIT CONTAINS FINANCIAL AND COMMERCIAL INFORMATION THAT IS BUSINESS CONFIDENTIAL AND THE PARTIES HEREBY AGREE NOT TO USE OR DISCLOSE THIS EXHIBIT TO ANY THIRD PARTY WITHOUT THE ADVANCE WRITTEN APPROVAL OF THE OTHER PARTY HERETO, EXCEPT TO THOSE NECESSARY TO ENABLE THE PARTIES TO PERFORM UNDER THIS AGREEMENT OR AS MAY BE REQUIRED BY THE ENERGY SYSTEMS CONTRACT WITH THE DOE THE SAME RESTRICTIONS AS SET FORTH HEREIN.

Initials:

Energy Systems: /s/  WRM
                ---------------------------
Date:           1 Sept 95
                ---------------------------
Licensee:       /s/  LAB
                ---------------------------
Date:           September 1, 1995
                ---------------------------


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                EXHIBIT C, DEVELOPMENT AND COMMERCIALIZATION PLAN

      Licensee agrees to invest in the development of technology and markets for Products by committing Licensee's resources in accordance with the following:

      For expenditures associated with [*]

      [*]

      [*]

      [*]

      [*]

      [*]

      For expenditures associated with [*]

      [*]

      [*]

      [*]

      [*]

      [*]


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

      Progress and substantiation of Licensee meeting these requirements shall be provided to Energy Systems in the form of an annual written report submitted to Energy Systems by Licensee or at a meeting between the Parties to be held at the mutual convenience of said Parties, but no later than December 31, 1996 and each anniversary thereafter.

                                     NOTICE

      THIS EXHIBIT CONTAINS FINANCIAL AND COMMERCIAL INFORMATION THAT IS BUSINESS CONFIDENTIAL AND THE PARTIES HEREBY AGREE NOT TO USE OR DISCLOSE THIS EXHIBIT TO ANY THIRD PARTY WITHOUT THE ADVANCE WRITTEN APPROVAL OF THE OTHER PARTY HERETO, EXCEPT TO THOSE NECESSARY TO ENABLE THE PARTIES TO PERFORM UNDER THIS AGREEMENT OR AS MAY BE REQUIRED BY THE ENERGY SYSTEMS CONTRACT WITH THE DOE UNDER THE SAME RESTRICTIONS AS SET FORTH HEREIN.

Initials:

Energy Systems: /s/  WRM
                ---------------------------
Date:           1 Sept 95
                ---------------------------
Licensee:       /s/  LAB
                ---------------------------
Date:           September 1, 1995
                ---------------------------

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.